UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2011 (June 20, 2011)

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA DELAWARE	001-32714 001-35211	98-0570897 38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices, including zip code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 20, 2011, Gastar Exploration Ltd., a corporation subsisting under the Business Corporations Act (Alberta) (the “Company”) and Gastar Exploration USA, Inc., a Delaware Corporation and wholly-owned subsidiary of the Company (“Gastar USA”), entered into an underwriting agreement (the “Underwriting Agreement”) with McNicoll, Lewis & Vlak LLC (the “Underwriter”) pursuant to which Gastar USA agreed to issue and sell to the public through the Underwriter an aggregate of 646,295 shares (the “Securities”) of its 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the “Series A Preferred Stock”). The Securities are being offered to the public at $23.25 per share. The net proceeds to Gastar USA will be approximately $13.8 million after deducting underwriting discounts, commissions and estimated offering expenses.

The Securities will be issued pursuant to a final prospectus supplement filed by the Company and Gastar USA on June 21, 2011 with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a shelf registration statement filed by the Company and Gastar USA on Form S-3 (File No. 333-174552), which became effective on June 8, 2011. The Underwriting Agreement provides that the Underwriter will offer and sell the Securities for Gastar USA on a “best efforts” basis, and the Underwriter is under no obligation to purchase any Securities for their own account or sell any specific number or dollar amount of securities.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and Gastar USA, on one hand, and the Underwriter, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, the Underwriting Agreement provides that Gastar USA is under no obligation to sell any Securities unless, upon the closing, the Securities meet certain criteria to list on the New York Stock Exchange Amex Equities (the “NYSE Amex”). Gastar USA has received conditional approval from the NYSE Amex to list the shares of Series A Preferred Stock on the NYSE Amex under the symbol “GST.PR.A” upon issuance.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

On June 23, 2011, the Company entered into a guarantee agreement (the “Guarantee Agreement”) with Gastar USA for the benefit of the holders, as registered on the books and records of either Gastar USA or the transfer agent, of any Series A Preferred Stock (the “Holders”). Pursuant to the Guarantee Agreement, the Company irrevocably and unconditionally agrees, to the extent set forth in the Guarantee Agreement, to pay to the Holders the Guarantee Payments (as such term is defined in the Guarantee Agreement) in the manner and to the extent set forth in the Guarantee Agreement.

The foregoing description of the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The filing of the Certificate of Designation (defined below) and the issuance of the Series A Preferred Stock affects the holders of Gastar USA’s common stock to the extent provided for in the Certificate of Designation. The information included in Item 5.03 of this Current Report on Form 8-K, including the description of the Certificate of Designation, is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2011 Gastar USA filed a Certificate of Designation of Rights and Preferences (the “Certificate of Designation”) to its Certificate of Incorporation for the Series A Preferred Stock with the Secretary of State of the State of Delaware with respect to 10,000,000 shares of Series A Preferred Stock. Pursuant to the Certificate of Designation, the Series A Preferred Stock is not convertible into, or exchangeable for, any of Gastar USA’s other property or securities. Except upon a change of control of Gastar USA, the Series A Preferred Stock may not be redeemed before June 23, 2014, at or after which time the Series A Preferred Stock may be redeemed at Gastar USA’s option for $25.00 per share in cash. In the event of a change of control of Gastar USA, the Series A Preferred Stock will be redeemable at the option of Gastar USA (or the acquiring entity) in whole but not in part at (i) $25.75 per share if the redemption date is prior to June 23, 2012; (ii) $25.50 per share if the redemption date is on or after June 23, 2012 and prior to June 23, 2013; (iii) $25.25 per share if the redemption date is on or after June 23, 2013 and prior to June 23, 2014 and (iv) $25.00 per share if the redemption date is on or after June 23, 2014. There is no mandatory redemption of the Series A Preferred Stock. See the Certificate of Designation for additional information relating to the payment of dividends, voting rights, the ranking of the Series A Preferred Stock in comparison with Gastar USA’s other securities, and other matters.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Items 7.01.	Regulation FD Disclosure

On June 20, 2011, the Company issued a press release announcing pricing of a public offering of shares of Gastar USA’s 8.625% Series A Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 20, 2011, by and among Gastar Exploration Ltd., Gastar Exploration USA, Inc. and McNicoll, Lewis & Vlak LLC.

3.1	Certificate of Designation of Rights and Preferences of 8.625% Series A Cumulative Preferred Stock (incorporated herein by reference to Exhibit 3.3 of Gastar USA’s Form 8A filed on June 20, 2011).

5.1	Opinion of Vinson & Elkins L.L.P. dated June 23, 2011.

5.2	Opinion of Burnet, Duckworth & Palmer LLP dated June 23, 2011.

10.1	Guarantee Agreement, dated June 23, 2011, by and between Gastar Exploration Ltd. and Gastar Exploration USA Inc.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1).

23.2	Consent of Burnet, Duckworth & Palmer LLP (included in Exhibit 5.2).

99.1	Press release dated June 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2011	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 20, 2011, by and among Gastar Exploration Ltd., Gastar Exploration USA, Inc. and McNicoll, Lewis & Vlak LLC.

3.1	Certificate of Designation of Rights and Preferences of 8.625% Series A Cumulative Preferred Stock (incorporated herein by reference to Exhibit 3.3 of Gastar USA’s Form 8A filed on June 20, 2011).

5.1	Opinion of Vinson & Elkins L.L.P. dated June 23, 2011.

5.2	Opinion of Burnet, Duckworth & Palmer LLP dated June 23, 2011.

10.1	Guarantee Agreement, dated June 23, 2011, by and between Gastar Exploration Ltd. and Gastar Exploration USA Inc.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1).

23.2	Consent of Burnet, Duckworth & Palmer LLP (included in Exhibit 5.2).

99.1	Press release dated June 23, 2011.